SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 24, 2005

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road
Carlsbad, CA 92008
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into Material Agreements.

On May 24, 2005, Isis Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it has entered into a multi-year drug discovery collaboration with Pfizer Inc. to identify second-generation antisense drugs for the treatment of ophthalmic disease.  In addition, the Company intends to present certain information related to this collaboration at its upcoming annual meeting of stockholders.

Item 9.01.      Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press Release dated May 24, 2005.

99.2	Slide for annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Isis Pharmaceuticals, Inc.

Dated: May 24, 2005	By:	/s/ B. Lynne Parshall
B. Lynne Parshall
Executive Vice President,
Chief Financial Officer and Director

INDEX TO EXHIBITS

99.1         Press Release dated May 24, 2005.

99.2         Slide for annual meeting of stockholders.